SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material pursuant to Rule 14a-1(c) or Rule 14a-12

                          International FiberCom, Inc.
         -----------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                                 Terry Beiriger
         -----------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ]  $125 per  Exchange  Act  Rules  0-11(c)(1)(ii), 14a-6(i)((1) or
       14a-6(j)(2).
[   ]  $500 per each party to the  controversy  pursuant to Exchange  Act Rule
       14a-6(i)(3).
[   ]  Fee computed on table below per Exchange Act Rules
       14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:

           -----------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:

           -----------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _/

           -----------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:

           -----------------------------------------------------------------
  _/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[   ]  Check  box  if any part of the fee is offset as provided by Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:

              ---------------------------------------------
       (2)    Form, Schedule or Registration Statement No.:

              ---------------------------------------------
       (3)    Filing Party:

              ---------------------------------------------
       (4)    Date Filed:

              ---------------------------------------------

                          INTERNATIONAL FIBERCOM, INC.
                             3615 South 28th Street
                             Phoenix, Arizona 85040


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                          June 10, 1996


         The 1996 Annual Meeting of Shareholders of International FiberCom, Inc. ("Company") will be held at the Hilton Pavilion, 1011 West Holmes Avenue, Mesa, Arizona 85202, on June 10, 1996, at 8:00 a.m., Mountain Standard Time, for the following purposes:

         1. To vote on ratification of the selection of Semple & Cooper as the independent public accountants for the Company's fiscal year 1996;

         2.       To vote for the election of six directors; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The close of business on May 6, 1996 has been fixed as the record date for the determination of the shareholders of record entitled to notice of, and to vote at, this meeting or any adjournment thereof. The list of shareholders entitled to vote at this meeting is available at the offices of International Fibercom, Inc., 3615 South 28th Street, Phoenix, Arizona 85040, for examination by any shareholder.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THIS MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY OR TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THIS MEETING.


                                          By Order of the Board of Directors


                                          /s/ Joseph P. Kealy
                                          Joseph P. Kealy
                                          Chairman of the Board

Phoenix, Arizona
May 9, 1996

                          INTERNATIONAL FIBERCOM, INC.

                             3615 South 28th Street
                             Phoenix, Arizona 85040



                                 PROXY STATEMENT


         Proxies in the form enclosed are solicited by the board of directors of International FiberCom, Inc., an Arizona corporation (the "Company"), for use at the 1996 Annual Meeting of Shareholders of the Company to be held on June 10, 1996, and any adjournment thereof. The proxy materials were mailed on or about May 9, 1996 to shareholders of record as of the close of business on May 6, 1996.

         Execution of the enclosed proxy will not in any way affect a shareholder's right to attend the meeting and vote in person. Shareholders giving proxies may revoke them at any time before they are exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

         The Company will bear the cost of solicitation of proxies, including the charges and expenses of brokerage firms and others who forward proxy materials to beneficial owners of stock. Solicitation by the Company will be by mail, except for any incidental personal solicitation made by directors, officers and employees of the Company, who will receive no additional compensation therefor.

Voting Securities Outstanding

         As of May 6, 1996, the record date for shareholders entitled to vote at the meeting, there were 4,238,382 outstanding shares of the Company's Common Stock. Each share of Common Stock is entitled to one vote on each matter of business to be considered at the 1996 Annual Meeting, except for the election of directors in which case cumulative voting is permitted. A majority of the outstanding shares entitled to vote at such meeting will constitute a quorum.


                                 PROPOSAL NO. 1

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's board of directors, acting upon the recommendation of its Audit Committee, has selected, and is submitting to shareholders for their confirmation, the appointment of Semple & Cooper as auditors for the Company for its current fiscal year ending December 31, 1996. The approval of the shareholders is being sought because of the importance of independent public accountants to a publicly held corporation. If the shareholders do not approve the appointment of Semple & Cooper, the Company's board of directors will reconsider its selection of independent accountants.

         The Company does not expect that representatives of Semple & Cooper will be present at the 1996 Annual Meeting.

         For the year ended December 31, 1995 ("fiscal 1995"), Semple & Cooper provided audit services to the Company, including examination of the annual consolidated financial statements of the Company, review of unaudited quarterly financial information, assistance and consultation in connection with filing the Company's Annual Report with the Securities and Exchange Commission ("SEC") on Form 10-KSB, other filings with the SEC, and consultation in connection with various audit-related and accounting matters.

         Each year, the Audit Committee will review and approve in advance the scope of the annual audit by the Company's independent accountants. The Audit Committee will also be advised of significant non- audit professional services provided by such accountants to assess whether the rendering of such services would impair the independence of the firm.

         It is intended that the proxies will be voted in favor of ratifying the selection of the Company's independent accountants unless instructions to the contrary are indicated on the accompanying proxy form.

         Your directors recommend a vote FOR Proposal No. 1


                                 PROPOSAL NO. 2

                              ELECTION OF DIRECTORS

         The Articles of Incorporation of the Company provide for a board of directors of not fewer than three nor more than nine in number and may be altered as provided in the Company's bylaws. The term of office of all directors elected at the meeting will expire at the 1997 Annual Meeting of Shareholders. Vacancies occurring during a term may be filled by the Company's board of directors for the remainder of the full term.

         On March 29, 1996, the Company's board of directors nominated Joseph P. Kealy, Jerry Kleven, John F. Kealy, Edwin L. King, Richard J. Seminoff and Joseph W. Zerbib for re-election to the board of directors. If the shareholders elect the nominees, the composition of the Company's board of directors following the election will be as follows:

                                 Joseph P. Kealy
                                  Jerry Kleven
                                  John F. Kealy
                                  Edwin L. King
                               Richard J. Seminoff
                                Joseph W. Zerbib

         For information regarding the nominees proposed for election at the Annual Meeting, see "Directors and Executive Officers" in the following section.

Cumulative Voting

         Pursuant to the provisions of Arizona General Corporation Law, at each election for director, every shareholder entitled to vote at such election has the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected for whose election he has a right to vote, or to cumulate his votes by giving one candidate as many votes as the number of such directors multiplied by the number of shares he owns, or by distributing such vote on the same principle among any number of such candidates.

         It is intended that the proxies will be voted for the nominees or for a substitute nominee, in the case of any nominee who becomes unavailable, on a pro rata basis among the nominees unless instructions to the contrary are indicated on the accompanying proxy form.

         Your directors recommend a vote FOR the election of the six nominees under Proposal No. 2

Directors and Executive Officers

         The following sets forth certain information with respect to directors and executive officers of the Company with the year in which each director's term expires in parentheses.

                                                        Position With
     Name                        Age                  Company and Tenure
- -------------------               ---             -------------------------------
Joseph P. Kealy                  46              Chairman of the Board of Directors, Director
                                                 since 1990 and President since 1993.  (1996)

Jerry Kleven                     42              Director since 1995.  (1996)

Joseph W. Zerbib                 60              Treasurer and Director since 1989.  (1996)

John F. Kealy                    51              Director since 1990. (1996)

Edwin L. King                    49              Director since 1995.  (1996)

Richard J. Seminoff              48              Director since 1995.  (1996)

Terry W. Beiriger                44              Principal Financial Officer and Controller
                                                 since 1990 and Secretary since 1995.
- -------------------

         Directors hold office until the next annual meeting of shareholders and until their successors are elected and qualified or until their prior resignation. The terms of the executive officers are continuous, subject to the authority of the Company's Board of Directors.

         Joseph P. Kealy is the Chairman and President of the Company and he has served in such capacities since May 1994 and September 1990, respectively. He has been a director of the Company since September 1990. Mr. Kealy was the President of International Environmental Corporation ("IEC"), a former wholly-owned subsidiary of the Company, from its inception in 1987 until his resignation in March 1995 in connection with the sale of IEC. Joseph Kealy formed IEC with John Kealy, his brother, in 1987. Mr. Kealy has been involved in the construction business for 25 years in both field and management capacities. For 15 years prior to joining IEC Mr. Kealy was the Arizona manager for a construction company. He attended college in Hastings, Nebraska and at Northern Arizona University. Mr. Kealy filed for protection under Chapter 11 of the United States Bankruptcy Code on August 2, 1991, file No. B91-9129-PHX-RTB. The proceeding was converted to one under Chapter 7 on May 28, 1993 and Mr. Kealy received his Chapter 7 discharge from the Bankruptcy Court on January 20, 1994.

         Jerry A. Kleven is the President of Kleven Construction, Inc. ("Kleven"), the Company's wholly owned subsidiary. He has been involved in the underground construction industry since 1971. He is a member of various underground construction organizations in the United States, including the National Underground Contracting Association. He has worked in all phases of Kleven, including systems analysis, construction methodology and final estimate pricing.

         Joseph W. Zerbib has been the treasurer and a director of the Company since September 1990. From 1982 to the present Mr. Zerbib also has been a principal shareholder and president of Telesoft Corp., a public company ("Telesoft"). Telesoft designs, distributes, installs, maintains and manages telecommunications systems comprised of integrated hardware and proprietary software for the automated provision of long distance telephone billing and other telecommunication services to higher education, corporations and governmental agencies.

         John F. Kealy has been a director of the Company since September 1990. Mr. Kealy was the Executive Vice President and Secretary of the Company until March 1995, when he resigned in connection with his purchase of IEC from the Company through an affiliated corporation effective January 1, 1995. He served as Chairman of the Company from September 1990 to May 1994 and of IEC from its inception in 1987 to May 1994. John F. Kealy formed IEC with Joseph P. Kealy, his brother, in 1987. Mr. Kealy has been involved in the construction business for 28 years in both field and management capacities. Mr. Kealy became a construction manager in 1967 and ran construction company offices in Hastings, Nebraska, Farmington, New Mexico and Phoenix Arizona, from 1974 to 1989. Mr. Kealy attended Notre Dame University and graduated from Arizona State University in 1967 with a Bachelor of Science in Construction Management. Mr. Kealy filed for protection under Chapter 11 of the United States Bankruptcy Code on August 2, 1991, file No. B91-9128-PHX-RGM. The proceeding was converted to one under Chapter 7 on June 1, 1993 and he received his Chapter 7 discharge from the Bankruptcy Court on April 2, 1994.

         Edwin L. King has been the president, treasurer and director of Mexican Patio Cafes, Inc. ("MPC"), a public company, since December 1992. MPC markets audio and coupon advertising services inside supermarkets to businesses located in the immediate vicinity of the supermarkets. In providing these services, MPC broadcasts the advertisements for such businesses over the supermarket loudspeakers and distributes coupons which tie into the audio announcements. From August 1988 through July 1992, Mr. King was an executive vice president, then president and a principal shareholder of ShopTalk International, Inc. ("ShopTalk"), a company specializing in satellite delivered custom music and commercial message programs played over the speaker systems of supermarkets. In January 1991, Mr. King purchased a majority interest in ShopTalk and in July 1992 sold such interest to 3M Corporation, which provided electronic hardware and satellite for ShopTalk's operations.

         Richard J. Seminoff has been a Vice President at Semco Enterprises, Inc., which is in the metal processing business, since May 1995. From April 1991 to April 1995, he has served as president of Amos, Lovitt, Touche & Seminoff, an insurance agency in Phoenix, Arizona, since April 1, 1991. From 1979 to March 1991, he was employed by the Lasher Cowie Insurance Agency, Inc. ("Lasher-Cowie") one of the largest regional insurance agencies headquartered in Phoenix, Arizona and he was the president of such agency from 1984 to March 1991. Lasher-Cowie became a part of Hilb, Rogal and Hamilton

Company, a publicly owned company. Mr. Seminoff resigned as president of such agency in March 1991.

         Terry W. Beiriger is the principal financial officer, controller and Secretary of the Company. Mr. Beiriger has served as the principal financial officer and controller of the Company since September 1990 and as secretary since March 1995. He became involved in the construction business in 1979 when he joined Kealy Construction Company, which was owned by Joseph P. Kealy and John F. Kealy, as its controller. Mr. Beiriger joined IEC at its inception in 1987 and was responsible for all of its accounting functions. From 1974 to 1979, he was employed as a U.S. Internal Revenue Service agent specializing in the audits of medium-sized corporations. Mr. Beiriger graduated from Hastings
College  in   Nebraska   in  1974  with  a  Bachelor   of  Science  in  Business
Administration.

Business of the Board of Directors

         During the fiscal year ended December 31, 1995, the Company's board of directors held four meetings, either in person or by consent resolution. All directors attended or participated in all of these meetings.

Audit Committee

         In 1995 the Company's board of directors elected Edwin L. King and Richard J. Seminoff to the Audit Committee. The functions of the Audit Committee are to receive reports with respect to loss contingencies, the public disclosure or financial statement notation of which may be legally required; annually review and examine those matters that relate to a financial and performance audit of the Company's employee plans; recommend to the Company's board of directors the selection, retention and termination of the Company's independent accountants; review the professional services, proposed fees and independence of such accountants; and provide for the periodic review and examination of management performance in selected aspects of corporate responsibility. The Audit Committee held one meeting during fiscal 1995. See "Compensation Committee Interlocks and Insider Participation" in the following section.

Compensation Committee

         In 1995 the Company's board of directors elected Edwin L. King and Richard J. Seminoff to the Compensation Committee. The functions of the Compensation Committee are to review annually the performance of the chairman and president and of the other principal officers whose compensation is subject to the review and recommendation by the Committee to the Company's board of directors. Additionally, the Compensation Committee is to review compensation of outside directors for service on the Company's board of directors and for service on committees of the Company's board of directors, and to review the level and extent of applicable benefits provided by the Company with respect to automobiles, travel, insurance, health and medical coverage, stock options and other stock plans and benefits. The Compensation Committee held one meeting during fiscal 1995. See "Compensation Committee Interlocks and Insider Participation" in the following section.

         The Compensation Committee has adopted a policy that the Company should be competitive in total compensation and include as a part of total compensation opportunities for equity ownership and utilize incentives that offer competitive compensation. Pursuant to these policies, the Compensation Committee has instructed the Company's agents to obtain more specific information regarding the Company's competitors and the industry generally, with respect to compensation and options. It is anticipated that the Compensation Committee will review these materials and make recommendations in fiscal 1996 to the Board of Directors regarding executive compensation.

Compensation Committee Interlocks and Insider Participation

         Messrs. King and Seminoff serve as members of the Compensation Committee. They were appointed in August 1994 and are disinterested directors for purposes of administering the 1994 Incentive Stock Option Plan under SEC Rule 16(b)(3).

Director Compensation

         Directors currently receive no cash compensation for their services in that capacity. Reasonable out-of-pocket expenses may be reimbursed to directors in connection with attendance at meetings. In March 1995, the Company granted options to purchase shares of Common Stock at a price of $3.50 per share as follows: 20,000 shares to Edwin L. King and 20,000 shares to Richard J. Seminoff. Such options are exercisable for a term beginning June 1, 1995 through May 31, 2000.

Compliance with Section 16(a) of the Securities Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such officers, directors and shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by the Company, or representations from certain reporting persons that no forms were required for those persons, except as described hereafter, the Company believes that during fiscal 1995 all filing requirements applicable to its officers, directors and ten percent beneficial owners were satisfied.

Certain Transactions

         Commencing in 1989 the Company advanced funds to Wings Limited Partnership, the partners of which included Joseph P. Kealy, John F. Kealy and Joseph W. Zerbib. The advances were made in connection with the development of a proposed hotel on Nellis Air Force Base in Nevada. The note was expected to be paid by the funding of a hotel to be developed by the Partnership, which ultimately did not occur. In 1993 Joseph P. Kealy, John F. Kealy and Joseph W. Zerbib executed a promissory note in the principal amount of $396,732, plus accrued interest, to assume this obligation on a joint and several basis. Such individuals and their respective spouses secured the note by pledging 267,000 shares of their Common Stock to the Company as follows: Joseph W. Zerbib and his spouse, 107,000 shares; Joseph P. Kealy and his spouse, 80,000 shares; and John
F. Kealy and his spouse, 80,000 shares. The foregoing individuals pledged such shares to secure margin loans made by a securities brokerage firm and used the proceeds to make a $200,000 payment on the outstanding loans at December 31, 1994. Accordingly, the total outstanding principal balance was reduced to $244,495 at such date and the Company extended the maturity date of the promissory note to December 31, 1995. In April 1995 the public market price of the Company's Common Stock fell below required margin limits and the brokerage firm holding the margin accounts sold a sufficient number of shares in each person's account to retire the margin loans. In this connection 53,000 shares, 43,000 shares and 32,000 shares were sold for the accounts of Joseph Kealy, Joseph Zerbib, John Kealy and their spouses, respectively. As a result, Joseph

W. Zerbib and his spouse now have pledged 64,000 shares, Joseph P. Kealy and his spouse, 27,000 shares, and John F. Kealy and his spouse, 48,000 shares, to secure payment of the note. Such note bears interest at a rate of 6.5% per annum. The Company has further extended the maturity date of the note to December 31, 1996. In connection with this extension Joseph W. Zerbib, Joseph P. Kealy and John F. Kealy pledged an additional 60,000, 45,000 and 45,000 shares, respectively.

         In April 1995 the Company issued 16,000 restricted shares of its Common Stock, valued at $50,000, to Joseph W. Zerbib in consideration for his personal guarantee on behalf of the Company and Kleven of certain performance and payment bonds issued to the Company and Kleven. In August 1994 the Company entered into a five-year employment agreement with Joseph W. Zerbib which provides for an annual base salary of $90,000 per year.

         At December 31, 1994 Jerry Kleven, Brad J. Kleven and Ronald Abeyta owed the Company $81,656, $108,400 and $68,634, respectively, as a result of advances made by the Company to such individuals in fiscal 1994. Nearly all of such advances occurred prior to the Company's acquisition of Kleven. The advances are represented by secured promissory notes bearing interest at 7% per annum, which notes were due and payable in full on or before December 31, 1995.

         At December 31, 1994 International FiberCon, Inc., a California corporation ("FiberCon"), in which Jerry Kleven, Brad J. Kleven and Ronald
Abeyta own a majority interest, owed the Company $210,000 as the result of advances made by the Corporation to FiberCon. Such loan bears interest at the rate of 7% per annum and is payable in installments of $50,000 on July 15, 1995, $50,000 on October 15, 1995 with the balance plus all accrued interest on December 31, 1995. Jerry Kleven, Brad J. Kleven and Ronald Abeyta have personally guaranteed FiberCon's payment of the promissory note. FiberCon was formed to help the Company develop its business in California and enable it to bid on those contracts which give certain priorities to minority contractors. The Company has not received any contracts through FiberCon. In 1995 FiberCon failed to make the required payments on the note. As a result, the Company requested payment from Jerry Kleven, Brad Kleven and Ronald Abeyta under their respective guarantees of the note.

         Jerry Kleven paid the sum of $100,000 toward his note to the Company and his pro rata portion of the guarantee of the FiberCon note in 1995. The remaining balance due of $63,497 was consolidated into a new note on December 31, 1995. Such note bears interest at the rate of 7% per annum and is payable in installments through 2001. The Company received no payment from either Brad Kleven or Ronald Abeyta on their respective notes or guarantees of the FiberCon note in fiscal 1995 or to date. The Company has made demand for payment from each of such individuals.

         Effective January 1, 1995 the Company sold IEC to IEC Acquisition Corp. ("IEC Acquisition"), a corporation controlled by John F. Kealy, who is a director and principal shareholder and was an officer of the Company. John F. Kealy exchanged 158,154 shares of Common Stock of the Company, valued at $514,000, that he owned on behalf of IEC Acquisition for all the issued and outstanding capital stock of IEC. In connection with the sale, IEC assigned certain of its accounts receivable and other assets in cancellation of advances the Company had made to IEC and the Company made a working capital contribution of $72,000 to IEC. The Company recorded a gain on the sale of IEC of $13,719. Also in connection with the sale, the Company terminated its five-year employment agreement with John F. Kealy, which had over four years remaining, and he resigned as an officer of the Company. The Stock Purchase and Sale Agreement respecting IEC was executed on March 31, 1995. The Company sold IEC in order to focus its attention on its primary business of servicing the cable television, telecommunications and utility industries and as a result of IEC's disappointing operating results in 1994. The sale of IEC and the consideration the Company received for IEC was approved by the disinterested members of the board of directors, with Joseph P. Kealy and John
F. Kealy abstaining from the vote. Further, the Company obtained a valuation of IEC by an independent third party.

Limitation of Liability of Directors

         The General Corporation Law of the State of Arizona, under which the Company is organized, was amended in 1987 to add Section 10-054(9) permitting the inclusion of a provision in the Articles of Incorporation limiting or eliminating the potential monetary liability of directors to a corporation or its shareholders by reason of their conduct as directors. The provision would not permit any limitation on or the elimination of liability of a director for disloyalty to his corporation or its shareholders, failing to act in good faith, engaging in intentional misconduct or a knowing violation of the law, obtaining an improper personal benefit or paying a dividend or approving a stock repurchase that was illegal under the General Corporation Law of the State of Arizona. Accordingly, the provisions limiting or eliminating the potential monetary liability of directors permitted by Section 10-054(9) apply only to the "duty of care" of directors, that is, to unintentional errors in their deliberations or judgments and not to any form of "bad faith" conduct.

         The Board of Directors of the Company subsequently recommended and the shareholders approved an amendment to the Articles of Incorporation of the Company eliminating the personal monetary liability of directors to the extent allowed under Arizona law. Under the amendment, a shareholder is able to prosecute an action against a director for monetary damages only if he can show a breach of the duty of loyalty, a failure to act in good faith, intentional misconduct, a knowing violation of law, an improper personal benefit or an illegal dividend or stock repurchase, as referred to in the amendment, and not "negligence" or "gross negligence" in satisfying his duty of care. The amendment does not apply to any act or omission occurring prior to the effective date of the amendment. In addition, the amendment applies only to claims against a director arising out of his role as a director and not, if he is also an officer, his role as an officer or in any other capacity or to his responsibilities under any other law, such as the federal securities laws.

Executive Compensation

         The following table sets forth all cash compensation paid by the Company to the chief executive officer and the most highly compensated executive officers and key employees whose total renumeration exceeded $100,000 for services rendered in all capacities to the Company during the last three completed fiscal years.

                           Summary Compensation Table

                                                                           Long Term
                                                                      Compensation Awards
                                                    Salary            -------------------
                                                    ------                                      All Other
Name and Position              Year                and Bonus             Options\SARs        Compensation(5)
- -----------------              ----                ---------             ------------        ---------------

Joseph P. Kealy(1)             1995                $ 96,346                                    $ 9,600
President and Chairman of      1994                 114,208                                      9,600
the Board                      1993                  74,700                                        -0-


Jerry Kleven(2)(4)             1995                $150,000                                     10,000
Director                       1994                 150,000                                     10,000


Ronald Abeyta(2)(4)            1995                $150,000                                     10,000
                               1994                 150,000                                     10,000

Brad J. Kleven(2)(4)           1995                $150,000                                     10,000
                               1994                 150,000                                     10,000

John F. Kealy(3)               1995                     -0-                                        -0-
Director                       1994                $114,208                                      4,000
                               1993                  78,000                                        -0-

- -------------------

(1) In August 1994 the Company entered into a five-year employment agreement with Joseph P. Kealy providing for an annual base salary of $150,000 and automobile allowance of $9,600 per year.

(2) In August 1994 Kleven entered into five-year employment agreements with Jerry A. Kleven, Brad J. Kleven and Ronald Abeyta ("Executive Group") in their respective capacities with Kleven at annual base salaries of $150,000 each. Kleven entered into such agreements with the executives upon the Company's acquisition of Kleven in August 1994. The employment agreements provided for payment of performance bonuses in each of the fiscal years 1994 through 1999 if Kleven has earned income before tax ("IBT") in excess of $600,000 in a given fiscal year. The bonuses to be allocated among the Executive Group were to equal 10% of the difference between the IBT and $600,000. Further, Kleven was to pay a bonus to the Executive Group of $30,000 in each of the fiscal years in 1994 through 1999 if Kleven's IBT for the fiscal year exceeded the preceding fiscal year. Each member of the Executive Group was also provided a $10,000 annual automobile expense allowance. In February 1996 Ronald Abeyta resigned as a director of the Company and Brad J. Kleven and Ronald Abeyta resigned as officers and employees of Kleven, thereby terminating their employment agreements with Kleven.

(3) John F. Kealy was a Vice President and Secretary of the Company during fiscal 1994. He resigned as an officer in March 1995 in connection with his acquisition of IEC.

(4) Jerry Kleven is the president of Kleven. Ronald Abeyta was a director of the Company and Vice President of Kleven. Brad J. Kleven was the Secretary and Treasurer of Kleven. Messrs. Abeyta and Kleven resigned from all their positions with the Company and Kleven in February 1996.

(5) The amounts set forth in this column are the automobile allowances received by the persons in the table.

Stock Option Plan and Restricted Stock Plan

         1994 Incentive Stock Option Plan. The board of directors adopted the 1994 Incentive Stock Option Plan (the "1994 Plan") in March 1994. Under the Plan, 441,707 shares of Common Stock are reserved for issuance. The Plan authorizes the Company to grant to key employees of the Company (i) incentive stock options to purchase shares of Common Stock and (ii) non-qualified stock options to purchase shares of Common Stock. Such Plan was approved by the shareholders at the Annual Meeting of Shareholders held on May 31, 1994.

         The objectives of the Plan are to provide incentives to key employees to achieve financial results aimed at increasing shareholder value and attracting talented individuals to the Company. The Compensation Committee to be formed by the board of directors and comprised of disinterested Directors will have the discretion to make awards of stock options. Although the Plan does not specify what portion of the shares may be awarded in the form of incentive stock options or non-statutory options, it is anticipated that a substantially greater number of incentive stock options will be awarded under the Plan. The incentive stock options are qualified stock options under the Internal Revenue Code. Further, the 1994 Plan is a stock option plan meeting the requirements of Rule 16b-3 promulgated under the Exchange Act. Persons eligible to participate in the Plan will be those employees of the Company whose performance, in the judgment of the Compensation Committee, can have significant effect on the success of the Company.

         The Plan will be administered by the Compensation Committee, which will have the authority to interpret its provisions, to establish and amend rules for its administration, to determine the types and amounts of awards to be made pursuant to the Plan, subject to the Plan's limitations, and to approve recommendations made by management of the Company as to who should receive awards.

         Incentive stock options may be granted under the Plan for terms of up to ten years and at an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant, and 85% of the fair market value in the case of non-statutory options, except that incentive options granted to any person who owns stock possessing more than 10% of the combined voting power of all classes of the Company's stock or of any parent or subsidiary corporation must have an exercise price at least equal to 110% of the fair market value of the Company's Common Stock on the date of grant. The aggregate fair market value, determined as of the time an incentive stock option is granted, of the

Common Stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year shall not exceed $100,000. There is no aggregate dollar limitation on the amount of non-statutory stock options which may be exercisable for the first time by an employee during any calendar year. Payment of the exercise price is to be in cash, although the Compensation Committee may, in its discretion, allow payment in the form of shares of the Company's Common Stock under certain circumstances. Any option granted under the Plan will expire at the time fixed by the Committee, which will not be more than ten years after the date it is granted. Any employee receiving a grant must remain continuously employed by the Company for a period of twelve months after the date of the grant, as a condition to the exercise of the option. The Compensation Committee may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will ordinarily be exercisable in whole or part at any time during its term. In addition, optionees who are directors or executive officers of the Company may not exercise any portion of an option within six months of the date of grant. Subject to the foregoing, the Compensation Committee may accelerate the exercisability of any option in its discretion.

         Options granted under the Plan are not assignable. Options may be exercised only while the optionee is employed by the Company or within twelve months after termination by reason of death, within twelve months after the date of disability, or within ten days after termination for any other reason.

         The Company may assist optionees in paying the exercise price of options granted under the Plan by either the extension of a loan by the Company for payment by the optionee of the exercise price in installments, or a guarantee by the Company of a loan obtained by the optionee from a third party. The terms of any loan, installment payments or guarantees, including the interest rate and terms of repayment and collateral requirements, if any, shall be determined by the Board of Directors in its sole discretion.

         1994 Restricted Stock Plan. The Board of Directors adopted the 1994 Restricted Stock Plan ("Restricted Stock Plan") in March 1994. Such plan was approved by the shareholders at the Annual Meeting of Shareholders held on May 31, 1994. Under the Restricted Stock Plan, shares of Common Stock of the Company are reserved, in such amounts as determined by the Board of Directors, for issuance as part of the total shares reserved under the Plan described above. The Restricted Stock Plan authorizes the grant of shares of Common Stock to key employees, consultants, researchers and to members of the Advisory Board. The Restricted Stock Plan is administered by the Board of Directors or a committee of the Board, which determines the persons to whom shares of Common Stock will be granted and the terms of such share grants.

         Options Granted Under Plans

         No options were granted under the Plan or Restricted Stock Plan in fiscal 1995. There are no outstanding, unexercised options under the Plan or Restricted Stock Plan which have been granted to current officers and directors of the Company.

Ownership of Common Stock by Nominees for Directors, Executive Officers and Certain Shareholders

         The following table sets forth information, as of May 6, 1996, with respect to the number of shares of Common Stock of the Company beneficially owned by individual directors, by all directors and officers of the Company as a group, and by persons known by the Company to own more than 5% of the Company's Common Stock. The Company has no other class of stock outstanding.


    Name of Beneficial                         Number             Percent of
     Owner and Address                       of Shares        Common Stock Owned
     -----------------                       ---------        ------------------

Joseph W. Zerbib                            1,382,325(1)            32.6
3216 North Third Street
Phoenix, Arizona  85012

Joseph P. Kealy                               224,186(1)             5.3
3615 S. 28th Street
Phoenix, Arizona  85040

John F. Kealy                                 156,211(1)             3.7
520 South 52nd Street
Tempe, Arizona  85281

Jerry Kleven                                   51,497(1)             1.2
3615 S. 28th Street
Phoenix, Arizona  85040

Terry W. Beiriger                               8,000(1)             .2
3615 S. 28th Street
Phoenix, Arizona  85040

Edwin L. King                                  20,000(2)             .5
2432 West Peoria Avenue
Building 12, Suite 1282
Phoenix, Arizona  85029

Richard J. Seminoff                            20,000(2)             .5
5050 North 40th Street
Suite 220
Phoenix, Arizona  85018

All directors and                              1,862,219            43.9
officers as a group
(seven persons)

- -----------------------

(1) The shareholder listed has sole voting and investment power with respect to the shares listed. Terry Beiriger disclaims beneficial ownership of an additional 5,900 shares owned by his minor children.

(2) Includes options to purchase 20,000 shares of Common Stock issued each to Edwin L. King and to Richard J. Seminoff in fiscal 1994. See "Director Compensation."


                                  OTHER MATTERS

         The Company's board of directors is not presently aware of any matters to be presented at the meeting other than those described above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy on such matters in accordance with their judgment.

Shareholder Proposals

         Any shareholder desiring to have a proposal included in the Company's proxy statement for its 1997 Annual Meeting must deliver such proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934) to the Company's principal executive offices not later than January 8, 1997.

Annual Report

         The Company's Annual Report on Form 10-KSB with certified financial statements required to be filed for the fiscal year ended December 31, 1995, accompanies this Notice and Proxy Statement and was mailed this date to all shareholders of record on May 9, 1996. Any exhibit to the annual report on Form 10-KSB will be furnished to any requesting person who sets forth a good faith representation that he or she was a beneficial owner of the Company's Common Stock on May 6, 1996. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling.

PROXY                                                                      PROXY

                          INTERNATIONAL FIBERCOM, INC.


               THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S
                 BOARD OF DIRECTORS FOR THE 1996 ANNUAL MEETING
                    OF SHAREHOLDERS TO BE HELD JUNE 10, 1996


         The undersigned hereby appoints Joseph P. Kealy and Terry W. Beiriger and each of them, with full power of substitution, as proxies, to represent the undersigned at the 1996 Annual Meeting of Shareholders of International FiberCom, Inc. ("Company") to be held at the Hilton Pavilion, 1011 West Holmes Avenue, Mesa, Arizona 85202 on June 10, 1996 at 8:00 a.m., Mountain Standard Time, and at any adjournment thereof, and to vote all shares of the Company's Common Stock standing in the name of the undersigned on the matters set forth below and upon any other matters that may properly come before the meeting or any adjournment thereof as follows:

ITEM NO. 1                 RATIFICATION OF INDEPENDENT ACCOUNTANTS
                           ---------------------------------------

                  ___ VOTE FOR RATIFICATION of SEMPLE & COOPER as the independent public accountants for the Company's fiscal year 1996

                  ___      VOTE AGAINST RATIFICATION

                  ___      ABSTAIN


ITEM NO. 2                 ELECTION OF SIX DIRECTORS
                           -------------------------

                           Joseph P. Kealy
                           Jerry Kleven
                           John F. Kealy
                           Edwin L. King
                           Richard J. Seminoff
                           Joseph W. Zerbib

                  ___      VOTE FOR all nominees listed above

                  ___      VOTE FOR all nominees listed above, except

                  ___      CUMULATIVE VOTES for one or more nominees as follows:

                           Joseph P. Kealy                                     ;
                                           ------------------------------------
                           Jerry Kleven                                        ;
                                        ---------------------------------------
                           John F. Kealy                                       ;
                                         --------------------------------------
                           Edwin L. King                                       ;
                                         --------------------------------------
                           Richard J. Seminoff                             ; and
                                               ----------------------------
                           Joseph W. Zerbib                                    .
                                            -----------------------------------

                  ___ WITHHOLD AUTHORITY to vote for all nominees listed above



         The shares represented by this Proxy will be voted at the meeting in accordance with the specifications appearing above. THE SHARES WILL BE VOTED "FOR" ANY PROPOSAL FOR WHICH NO CONTRARY SPECIFICATION IS MADE.

Dated:_____________________, 1996        Signed_________________________________

                                               _________________________________
                                                        (Print Name)



Dated:_____________________, 1996        Signed_________________________________
                                                      (Co-owner, if any)

                                               _________________________________
                                                         (Print Name)

                                               Please  sign  exactly as the name
                                               appears on the stock certificate.
                                               When    signing   as    attorney,
                                               executor, administrator, trustee,
                                               guardian,  etc.,  give full title
                                               as   such.   If   stock  is  held
                                               jointly,  each joint owner should
                                               sign.

PLEASE DATE, SIGN AND RETURN PROMPTLY

                                       -2-